                                                                                                                                EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of CST Holding Corp. (the "Company") on Form 10-Q as filed with the Securities and Exchange Commission (the "Report"), I, Christine Tedesco, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CST HOLDING CORP.
Date: November 15, 2010
By:	/s/ Christine Tedesco
Christine Tedesco
Chief Executive and Financial Officer